UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2017

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Waiver of Certain Performance Shares Awarded to Chief Executive Officer
On February 22, 2017, Westwood Holdings Group, Inc. (the "Company") and Brian O. Casey, the Company’s Chief Executive Officer, entered into a Waiver of Certain Performance Shares Under the Performance Share Agreement (the "Waiver"), whereby Mr. Casey irrevocably and forever waived his right to receive any Category 2 performance shares earned in excess of 100% of the target, or 17,883 shares, under that certain 2016 Performance Share Agreement by and between the Company and Mr. Casey, dated as of March 10, 2016.
The foregoing description of the Waiver is not complete and is qualified in its entirety by reference to the Waiver, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Transition and Employment Terms for Westwood Trust President
On February 24, 2017, the Company and Randall L. Root, Westwood Trust President, entered into a Letter of Understanding Regarding Transition to Chairman Role (the "Letter of Understanding"), effective as of March 1, 2017. Under the Letter of Understanding, Mr. Root will (i) transition from Westwood Trust President to Westwood Trust Chairman, (ii) be paid an annual base salary of $200,000, subject to review by the Compensation Committee of the Board of Directors and (iii) be eligible to receive a discretionary cash bonus with a target of 50% of his 2017 base salary, with the amount and performance targets of such award to be established by the Compensation Committee of the Company's Board of Directors. The initial term of the Letter of Understanding expires on March 1, 2018, with no automatic renewal periods.
Additionally, on February 24, 2017, in connection with the Letter of Understanding, the Company and Mr. Root entered into an Employee Confidentiality and Non-Compete Agreement (the "Confidentiality and Non-Compete Agreement"). The Confidentiality and Non-Compete Agreement contains customary non-competition provisions that may apply for up to one year and non-solicitation provisions that may apply for up to two years following termination of Mr. Root's employment.
The Letter of Understanding is attached hereto as Exhibit 10.2, and the Confidentiality and Non-Compete Agreement is attached hereto as Exhibit 10.3. The foregoing description of the Letter of Understanding and the Confidentiality and Non-Compete Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter of Understanding and the Confidentiality and Non-Compete Agreement, each of which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description

10.1	Waiver of Certain Performance Shares Under the Performance Share Agreement, dated as of February 22, 2017, between the Company and Brian O. Casey

10.2	Letter of Understanding Regarding Transition to Chairman Role, dated as of February 24, 2017, between the Company and Randall L. Root

10.3	Employee Confidentiality and Non-Compete Agreement, dated as of February 24, 2017, between the Company and Randall L. Root

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.
Date:	February 28, 2017	/s/ Brian. O. Casey
Brian O. Casey
President & Chief Executive Officer

EXHIBIT INDEX
Exhibit No.    Description

10.1	Waiver of Certain Performance Shares Under the Performance Share Agreement, dated as of February 22, 2017, between the Company and Brian O. Casey

10.2	Letter of Understanding Regarding Transition to Chairman Role, dated as of February 24, 2017, between the Company and Randall L. Root

10.3	Employee Confidentiality and Non-Compete Agreement, dated as of February 24, 2017, between the Company and Randall L. Root